SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 28, 2000

                Date of Report (Date of earliest event reported)


                              PMCC FINANCIAL CORP.
             (Exact name of Registrant as specified in its charter)


          Delaware                      0-7614                  11-3404072
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)



                               3 Expressway Plaza
                         Roslyn Heights, New York 11577


                                 (516) 625-3000
              (Registrant's telephone number, including area code)


                                Page 1 of 3 Pages

Item 4. Changes in Control of Registrant

Effective July 28, 2000, PMCC Financial Corp. (the "Company" or the "Registrant") announced that Internet Business's International, Inc. ("IBUI") is purchasing the 2,460,000 shares of the Registrant held by Ronald Friedman, Robert Friedman and the Ronald Friedman 1997 Granter Retained Annuity Trust (collectively, the "Sellers") in a private transaction (the "Transaction"). This purchase represents 66.36% of the 3,707,000 shares of common stock of the Registrant outstanding. IBUI is an Internet holding company that trades publicly under the symbol IBUI on the NASDAQ Bulletin Board. The aggregate purchase price of $3,198,000 is to be paid in cash to the Sellers by IBUI as follows:

     -    $700,000  at  closing;
     - $306,857 for each of seven installments payments to be paid on the 30th, 60th, 90th, 120th, 150th, 180th and 210th days following the closing;
     - $175,000 on each of the 240th and 270th day after the closing (the "Final Payments").

In the event that three months after closing, the Registrant's common stock is not trading on either the American Stock Exchange ("AMEX") or NASDAQ, the purchase price shall be reduced by the amount of the Final Payments, which payments will no longer be due and payable. In the event, however, that AMEX or NASDAQ initiates trading in months three through five subsequent to closing, and IBUI merges the Registrant with IBUI or any of its affiliates, the purchase price will not be reduced.

At the closing, all shares purchased by IBUI from the Sellers were deposited in escrow with the Sellers' attorney. These shares are released to IBUI as follows upon receipt of the scheduled installment payments:

     -    First Installment - 30th day after closing - release 269,230 shares;
     -    Second Installment - 60th day after closing - release 269,230 shares;
     -    Third Installment - 90th day after closing - release 236,044 shares;
     -    Fourth Installment - 120th day after closing - release 236,044 shares;
     -    Fifth Installment - 150th day after closing - release 236,044 shares;
     -    Sixth Installment - 180th day after closing - release 236,044 shares;
     -    Seventh  Installment  - 210th  day after  closing  -  release  236,044 shares;
     -    Eighth Installment - 240th day after closing - release 236,044 shares;
     -    Ninth Installment - 270th day after closing - release 505,276 shares.

If IBUI is relieved from making the Final Payment, then the Eighth and Ninth installment shares will be released from escrow on the 210th day after closing.

Item 5. Changes in Board of Directors of Registrant

Simultaneous with the Transaction, the Registrant's Board of Directors passed a resolution to amend the Company's By-laws to provide for an increase in the number of directors from four (4) to seven (7). Keith Haffner, the Registrant's Executive Vice President and Interim Chief Executive Officer, resigned from the Board. Albert Reda, IBUI's Chief Executive Officer, Louis Cherry, IBUI's President and David Flyer, a consultant to IBUI, were elected to the Registrant's Board. The seventh Board member, Carl Carstensen, President IBM Solutions, European Divisions, will be elected to the Board effective at the earliest time such election is permitted pursuant to Rule 14f-1 of the Rules and Regulations under the Securities Exchange Act of 1934.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


Date: August 21, 2000

                                              PMCC FINANCIAL CORP.


                                              By: /s/ Stephen J. Mayer
                                                 -------------------------------
                                                 Name:  Stephen J. Mayer
                                                 Title:  Chief Financial Officer